UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Montpelier Re Holdings Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2004

To our Shareholders:

The Annual General Meeting of Shareholders of Montpelier Re Holdings Ltd. (the “Company”) will be held at the Company’s Offices at Crown House, 4 Par-La-Ville Road, Hamilton, Bermuda on May 20, 2004, at 12:00 p.m. Atlantic Daylight Time for the following purposes:

1. To elect to the Company’s Board of Directors (the “Board”) four Class B directors for terms expiring in 2007.

2. To elect the designated company directors in respect of Montpelier Reinsurance Ltd., a wholly owned reinsurance company organized under the laws of Bermuda.

3. To approve the adoption of the Montpelier Long-Term Incentive Plan, which would go into effect on January 1, 2005.

4. To appoint PricewaterhouseCoopers of Hamilton, Bermuda as the Company’s independent auditor for 2004 and to authorize the Company’s Board of Directors, acting by the Company’s Audit Committee, to set their remuneration.

5. To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof.

The Company’s audited financial statements for the year ended December 31, 2003, as approved by the Company’s Board of Directors, will be presented at this Annual General Meeting.

The close of business on March 31, 2004 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual General Meeting, a complete list of shareholders entitled to vote at the Annual General Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda.

Shareholders are urged to complete, date, sign and return the enclosed proxy card to Montpelier Re Holdings Ltd., c/o EquiServe Trust Company, Post Office Box 8687, Edison, New Jersey 08818-9247, in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the Annual General Meeting. Please note that the person designated as your proxy need not be a shareholder. Persons who hold their Common Shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their shares by telephone or over the internet.

By Order of the Board of Directors,

THOMAS G.S. BUSHER

Chief Operating Officer, Executive Vice

President and Secretary

Hamilton, Bermuda

April 14, 2004

Mintflower Place

8 Par-La-Ville Road

Hamilton HM08

Bermuda

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

May 20, 2004

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Montpelier Re Holdings Ltd. to be voted at our Annual General Meeting of Shareholders to be held at the Company’s Offices at Crown House, 4 Par-La-Ville Road, Hamilton, Bermuda on May 20, 2004 at 12:00 p.m., Atlantic Daylight Time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to shareholders on or about April 14, 2004.

As of March 31, 2004, the record date for the determination of persons entitled to receive notice of, and to vote at, the Annual General Meeting, there were 63,442,597 common shares of the Company, par value US  1/6 cent per share (the “Common Shares”), issued and outstanding. The Common Shares are our only class of equity securities outstanding and entitled to vote at the Annual General Meeting.

Holders of Common Shares are entitled to one vote on each matter to be voted upon by the shareholders at the Annual General Meeting for each share held. Pursuant to Section 51 of our Bye-laws, if, and so long as, the “controlled shares” (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of directors, then the votes conferred by the controlled shares owned by such person shall be reduced by whatever amount is necessary so that after any such reduction such votes shall constitute 9.5% of the total voting power of all the shares entitled to vote generally at any election of directors as set forth in our Bye-laws. In addition, our Board may adjust a shareholder’s voting rights to the extent that the Board reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to us or any subsidiary of the Company or to any shareholder or affiliate controlled by such shareholder. “Controlled shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively (within the meaning of Section 958 of the Internal Revenue Code of the United States).

In order to determine the number of controlled shares owned by each shareholder, we are authorized to require any shareholder to provide information as to that shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the directors may deem relevant to a determination of the number of Common Shares attributable to any person. We may, in our reasonable discretion, disregard the votes attached to shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.

The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is the number of maximum possible votes of the Members entitled to attend and vote at a general meeting, after giving effect to the provision of section 51 of our Bye-laws) of all of the issued and outstanding shares of the Company throughout the meeting shall form a quorum for the transaction of business at the Annual General Meeting.

At the Annual General Meeting, shareholders will be asked to take the following actions:

1. To vote FOR the election of the Class B director nominees named herein to the Company’s Board of Directors (the “Board”) for terms expiring in 2007.

2. To vote FOR the election of the designated company director nominees named herein for election as directors of our wholly-owned subsidiary Montpelier Reinsurance Ltd. (“Montpelier Re”).

3. To vote FOR the adoption of the Montpelier Long-Term Incentive Plan, which would go into effect on January 1, 2005.

4. To vote FOR the appointment of PricewaterhouseCoopers of Hamilton, Bermuda as the Company’s independent auditor for 2004 and to authorize the Company’s Board of Directors, acting by the Company’s Audit Committee, to set their remuneration.

At the Annual General Meeting, shareholders will also receive the report of our independent auditor and may be asked to consider and take action with respect to such other matters as may properly come before the Annual General Meeting.

Proposals Nos. 1, 2 and 4 will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the Annual General Meeting. Proposal No. 3 requires, for purposes of the New York Stock Exchange (the “NYSE”) shareholder approval rules, the affirmative vote of a majority of the votes cast, provided that the total votes cast represent over fifty percent in interest of all securities entitled to vote on the proposal. The Company intends to conduct all voting at the Annual General Meeting by poll as requested by the Chairman of the meeting, in accordance with the Bye-laws.

SOLICITATION AND REVOCATION

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD. Such persons designated as proxies serve as officers of the Company. Any shareholder desiring to appoint another person to represent him or her at the Annual General Meeting may do so either by inserting such person’s name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated above, before the time of the Annual General Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her as proxy to inform such person of this appointment.

All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly executed proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual General Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the shareholder appointing him or her. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual General Meeting. Attendance at the Annual General Meeting by a shareholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy.

Member brokerage firms of the NYSE that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon Proposals Nos. 1, 2 and 4. Such NYSE member brokerage firms that hold shares in street name for beneficial owners are prohibited from voting shares with respect to Proposal No. 3 without specific instructions from those owners. If shares are not voted due to this restriction, this results in “broker non-votes.” Abstentions and broker non-votes will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum. For purposes of determining whether the total votes cast represent over fifty percent in interest of all securities entitled to vote on Proposal No. 3, which is required under the NYSE shareholder approval rules, abstentions will count as votes cast and broker non-votes will not count as votes cast.

We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications, Inc. to assist us in the solicitation of proxies for a fee of $7,500, plus the reimbursement of reasonable out of pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual General Meeting to the beneficial owners of Common Shares which such persons hold of record.

MANAGEMENT

Our Bye-laws provide for a classified Board, divided into three classes of approximately equal size. Each director serves a three-year term, except in the case of a director appointed to fill a casual vacancy. Currently, we have eleven Directors serving on our Board, and our full Board consists of twelve directorships. At our 2004 Annual General Meeting, our shareholders will elect the Class B Directors, who will serve until our 2007 Annual General Meeting. Our incumbent Class A Directors are scheduled to serve until our 2006 Annual General Meeting and our incumbent Class C Directors are scheduled to serve until our 2005 Annual General Meeting.

Current Board Members

Name	Age	Position	Director Since
Nominees for election as Class B Directors
G. Thompson Hutton(2)(4)	49	Director	2001
Kamil M. Salame(3)(4)	35	Director	2001
Raymond M. Salter(1)(2)	70	Director	2001
John F Shettle, Jr.	49	Director	n/a
Continuing directors
Class A Directors
Anthony Taylor(2)(3)	58	Deputy Chairman, Director, President and Chief Executive Officer	2001
Allan W. Fulkerson(3)(4)	70	Director	2001
K. Thomas Kemp	63	Director and Chief Financial Officer	2002
Class C Directors:
Raymond Barrette(2)	53	Director	2001
Steven J. Gilbert(1)(3)	57	Director	2001
John D. Gillespie(3)	45	Director	2001
William L. Spiegel(1)(4)	41	Director	2001

(1)	Member of the Compensation and Nominating Committee.
(2)	Member of the Underwriting Policy Committee.
(3)	Member of the Finance Committee.
(4)	Member of the Audit Committee.

Anthony Taylor. Mr. Taylor has served as our President and Chief Executive Officer and President of Montpelier Re since January 1, 2002, and as our Chairman since February 27, 2004. From 1983 until December 2001, Mr. Taylor was associated with Lloyd’s Syndicate number 51 “A Taylor & Others,” which was initially managed by Willis Faber Agencies and, after a management buy out, by Wellington Underwriting Agencies of which he was a founding director. From 1998 until 2001, Mr. Taylor was Chairman of Wellington Underwriting Inc., as well as Underwriting Director of Wellington Underwriting Agencies Limited. During 2001, Mr. Taylor was Chairman of Wellington Underwriting Agencies Limited and Deputy Chairman of Wellington Underwriting plc. Prior to 1998, Mr. Taylor served as the Active Underwriter of Lloyd’s Syndicate Number 51. Mr. Taylor is a Fellow of the Chartered Insurance Institute and has held various committee and board positions for the Lloyd’s market.

Allan W. Fulkerson. For almost eleven years, Mr. Fulkerson has served as President and Chief Executive Officer of Century Capital Management, Inc. In addition, he serves as a director of Asset Allocation and Management, LLC, The Galtney Group, Inc., HCC Insurance Holdings, Inc., and International Financial Group, Inc. Previously, he has served as a director of Mutual Risk Management, Ltd., Risk Capital Holdings, Inc., SCUUL Limited, Tempest Reinsurance Co., Terra Nova (Bermuda) Holdings, Ltd., United Educators Risk Retention Group, Inc. and Wellington Underwriting plc. Mr. Fulkerson is a graduate of Williams College, where he served as a Trustee and Chairman of the Finance Committee until June 2001.

K. Thomas Kemp. Mr. Kemp serves as our Chief Financial Officer and as a director. Mr. Kemp was a Director of White Mountains from 1994 to March 2004. He was also President of White Mountains from June 2001 until December 2002. From January 2000 to June 2001, Mr. Kemp was Deputy Chairman, and from 1997 to 2000, he was President and CEO of White Mountains. He also serves as a director of Folksamerica, Amlin plc, PECO Pallets, Main Street America and Fund American Re.

G. Thompson Hutton. Mr. Hutton is a private equity and venture capital investor based in Palo Alto, California. Since 2003, Mr. Hutton has been Managing Director of Thompson Hutton LLC, providing management and investment advisory services to private equity and venture capital firms and their portfolio of operating companies. Immediately prior to forming Thompson Hutton LLC, he worked as a private investor in association with Trident Capital, Sutter Hill Ventures and Morgan Stanley Venture Partners. Mr. Hutton served as President and Chief Executive Officer of Risk Management Solutions, Inc. from 1990 to 2000. Prior to 1990, Mr. Hutton was a management consultant at McKinsey & Company, Inc. Mr. Hutton is currently a director of Claim IQ, Safeco Corporation and Finaplex.

Kamil M. Salame. Mr. Salame is a Director in the Private Equity Group of Credit Suisse First Boston. Mr. Salame joined DLJ’s Merchant Banking Group, a predecessor to Credit Suisse First Boston Private Equity, Inc., in 1997. Previously he was a member of DLJ’s Leveraged Finance Group. Mr. Salame is also a director of Aspen Insurance Holdings, Ltd., a Bermuda insurance and reinsurance company. Mr. Salame received a J.D. from Columbia Law School, an M.B.A. from Columbia Business School and a B.S. from Georgetown University.

Raymond M. Salter. Mr. Salter was associated with Willis Faber plc from 1986 to 1993, during which time he served as a main board director and Managing Director of the North American Reinsurance Division. During his eight years at Willis Faber plc, Mr. Salter also held a number of other directorships in the Willis Faber group. Mr. Salter retired from Willis Faber plc in 1993 and since then has held a number of non-executive directorships including positions at Kiln Capital plc (in the position of Chairman), Kiln Underwriting Limited, Lombard Insurance Group and Groupama UK (Lombard was acquired by Groupama UK), BF Caudle Agencies (in the position of Chairman), Advent Capital plc and Ashley Palmer Syndicates Limited.

John F Shettle, Jr. Mr. Shettle is currently President and CEO of Providence Washington Insurance Companies. Prior to joining Providence Washington, he was Senior Managing Director of Securitas Capital, LLC and Swiss Reinsurance Company from 2001 to 2003, a Managing Director from 1999 to 2001 and an Advisory Director from 1998 to 1999. He currently serves as a director of the following portfolio companies: Providence

Washington, Securitas Capital Employers Direct Corporation, Cathedral Capital, PLC, Comparis, Salvage Sale HTH Worldwide and Ineas.

Raymond Barrette. Mr. Barrette has been President and CEO of White Mountains since January 2003, and a director since 2000, and served as Chairman and Chief Executive Officer of OneBeacon from 2001 until 2002. Mr. Barrette formerly served as President of White Mountains from 2000 to June 2001 and served as Executive Vice President and Chief Financial Officer of White Mountains from 1997 to 2000. He was formerly a consultant to Tillinghast-Towers Perrin from 1994 to 1996 and was with Fireman’s Fund Insurance Company from 1973 to 1993. Mr. Barrette is also Chairman of Folksamerica.

Steven J. Gilbert. Mr. Gilbert has been Chairman of the Board of Gilbert Global Equity Partners, L.P., a private equity fund since 1997. From 1992 to 1997, Mr. Gilbert was the Founder and Managing General Partner of Soros Capital L.P., and a principal Advisor to Quantum Industrial Holdings Ltd. From 1988 through 1992, Mr. Gilbert was the Managing Director of Commonwealth Capital Partners, L.P., a private equity investment firm. Mr. Gilbert is also a Limited Partner of Chemical Venture Partners (now J.P. Morgan), which he founded in 1984 and was Managing General Partner until 1988. Mr. Gilbert is currently a Director of Veritas, Inc., LCC International, Inc., Edmunds.com, Optical Capital Group, iSky, Ionex, and the Asian Infrastructure Fund.

John D. Gillespie. Mr. Gillespie has been a director of White Mountains since 1999, and Deputy Chairman since January 2003, and has served as Managing Director of OneBeacon since June 2001. He is also the founder and Managing Partner of his own investment firm, Prospector Partners, LLC, in Guilford, Connecticut. Mr. Gillespie also serves as a director of Folksamerica. Prior to forming Prospector Partners, Mr. Gillespie was President of the T. Rowe Price Growth Stock Fund and the New Age Media Fund, Inc. Mr. Gillespie was at T. Rowe Price from 1986-1997 and GEICO Corporation from 1980-1984.

William L. Spiegel. Mr. Spiegel is a Managing Director of Cypress Advisors Inc., which manages over $3.5 billion in private equity funds. He has been with Cypress since its formation in 1994. Prior to joining Cypress, he was a member of the Merchant Banking Group at Lehman Brothers. Over the course of his career, he has worked on private equity transactions in a wide range of industries. Mr. Spiegel currently manages Cypress’ efforts in the healthcare and financial services industries. Mr. Spiegel is a director of Catlin Westgen Group Ltd. and Cinemark USA, Inc. He has an M.B.A. from the University of Chicago, an M.A. in Economics from the University of Western Ontario, and a B.Sc. in Economics from the London School of Economics.

Executive Officers

Name	Age	Position
Anthony Taylor(1)	58	Chairman, Director, President and Chief Executive Officer of the Company, Chairman, Director and President of Montpelier Re
Thomas George Story Busher	48	Chief Operating Officer, Executive Vice President and Secretary of the Company and Montpelier Re and Deputy Chairman and Director of Montpelier Re
C. Russell Fletcher, III	51	Chief Underwriting Officer and Director of Montpelier Re
K. Thomas Kemp(1)	63	Director and Chief Financial Officer of the Company
Nicholas Newman-Young	52	Managing Director of Montpelier Marketing Services (UK) Limited

(1)	Anthony Taylor and K. Thomas Kemp are also directors; detailed information regarding their experience is set forth in the prior section.

Thomas George Story Busher. Mr. Busher serves as our Chief Operating Officer, Executive Vice President and Secretary. From 1985 to 2000, Mr. Busher was employed by Wellington Underwriting plc, where he served as Director and Group Secretary and as Director and Secretary of Wellington Underwriting Agencies Limited. Prior to his employment with Wellington Underwriting plc, Mr. Busher served as Director and Company Secretary of Richard Beckett Underwriting Agencies Limited. Mr. Busher has also served as Chairman of Lloyd’s Underwriting Agents Association and as a member of the Business Conduct Committee of Lloyd’s Regulatory Board and of Lloyd’s/FSA Liaison Committee.

C. Russell Fletcher III. Mr. Fletcher is our Chief Underwriting Officer. From 1999 to 2001, he served as Executive Vice President of Homesite Group Incorporated. From 1996 to 1998, he was employed by CAT Limited (acquired by ACE Ltd.) and its successor, Tempest Reinsurance Company Limited, where he served as Chief Underwriting Officer — North America. From 1986 to 1996, he was employed by Vesta Insurance Group, Inc. (and its predecessor, Liberty National Fire Insurance Company), where he served as Executive Vice President. Mr. Fletcher has also been employed by subsidiaries of the following reinsurance and insurance brokerages: Benfield Group plc, Aon Corporation and Marsh & McLennan Companies, Inc.

Nicholas Newman-Young. Mr. Newman-Young serves as Managing Director of Montpelier Marketing Services (UK) Limited. From 1998 to 2001, he served as Managing Director in the London office of HartRe Company, LLC. From 1992 to 1998, Mr. Newman-Young was employed by Willis Faber North America (U.K.), where he served as Managing Director. Prior to joining Willis Faber, Mr. Newman-Young served as Chairman of MCWinn Underwriting Agencies and Director of Claremount Underwriting Agency. He also served as an underwriter for 18 years in the following Lloyd’s syndicates: Syndicate 558, Syndicate 674 and Sir Philip d’Ambrumenil Syndicate.

BOARD MEETINGS AND COMMITTEES

The Board met 4 times during fiscal year 2003. During fiscal year 2003, the Audit Committee met 4 times, the Compensation and Nominating Committee met 2 times, and the Finance Committee met 3 times. During 2003, the role of the Underwriting Policy Committee was substantially fulfilled by the Board as a whole. It is the Board’s policy that all directors should attend the Annual General Meeting of shareholders unless unavoidably prevented from doing so by unforeseen circumstances. All of our directors attended the 2003 Annual General Meeting of our shareholders, except for Kamil Salame, who was unavoidably prevented from attending due to unforeseen circumstances. The Board has concluded that Allan W. Fulkerson, G. Thompson Hutton, Kamil M. Salame, Raymond M. Salter, Raymond Barrette, Steven J. Gilbert, John D. Gillespie and William L. Spiegel are independent directors in accordance with the director independence standards of the New York Stock Exchange, and it has also determined that none of them has a material relationship with the Company that would impair his independence from management or otherwise compromise his ability to act as an independent director. Accordingly, the majority of the Board is comprised of independent directors.

The Board had four standing committees in fiscal year 2003: the Audit Committee, the Compensation and Nominating Committee, the Finance Committee and the Underwriting Policy Committee.

Audit Committee

The Audit Committee, comprised of Messrs. Fulkerson, Hutton, Salame and Spiegel, has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. The Audit Committee annually reviews the qualifications of the Independent Auditors, is directly responsible for their selection, and reviews the plan, fees and results of their audit. Mr. Hutton is Chairman of the Audit Committee. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent,” as defined in Section 303A.02 and 303A.06 of the New York Stock Exchange’s listing standards and as required under Rule 10A.3 of the Securities Exchange Act of 1934. The Board has further determined that Mr. Hutton qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation and Nominating Committee

The Compensation and Nominating Committee, comprised of Messrs. Gilbert, Salter and Spiegel, oversees our compensation and benefit policies and programs, including administration of our annual bonus awards and long-term incentive plans, the evaluation of the Board and management, and the development of corporate governance principles. In addition, the Committee searches for qualified director candidates as needed and reviews background information of candidates for selection to the Board, including those recommended by shareholders, and makes recommendations to the Board regarding such candidates. Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Secretary, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director as further discussed below. Mr. Salter is Chairman of the Compensation and Nominating Committee. The Board, in its business judgment, has determined that all members of the Compensation and Nominating Committee are “independent” as defined in Section 303A.06 of the New York Stock Exchange listing standards.

The Compensation and Nominating Committee has established a charter, which outlines its primary duties and responsibilities and which may be found on our website at www.montpelierre.bm under “Investor Information”. A copy of the Compensation and Nominating Committee Charter may be obtained at no charge upon written request to the attention of the Company Secretary at Mintflower Place, 8 Par-La-Ville Road, Hamilton, HM08, Bermuda.

Mr. Shettle has been selected by the Board to run for election at the 2004 Annual General Meeting of shareholders to fill a vacancy on our Board. The Compensation and Nominating Committee has identified Mr. Shettle as a nominee through director suggestions, management recommendations, business, insurance industry and other contacts.

In carrying out its function to nominate candidates for election to the Board, the Compensation and Nominating Committee seeks candidates who meet the criteria for selection and have any specific qualities or skills being sought based on input from members of the Board. The Compensation and Nominating Committee believes that director candidates must be at least 21 years of age and should have certain minimum qualifications, including the highest standards of integrity, significant accomplishments in their chosen field of expertise, experience with a high degree of responsibility in a business, non-profit organization, educational institution, professional services firm or other organization, an ability to commit the appropriate time for preparing for Board meetings, attending meetings, and other corporate governance matters, an understanding of basic financial statements, and familiarity with the role and function of a Board of Directors in a company.

The Compensation and Nominating Committee may also consider additional factors in evaluating a potential director candidate, including candidate qualifications that would assist the Board in achieving a mix that represents a diversity of background and experience. Such qualifications may include leadership skills, strategic or policy setting experience in a complex organization, experience and expertise that is relevant to the Company’s insurance and reinsurance business, including any specialized business experience, actuarial or underwriting expertise, or other specialized skills, an ability to contribute meaningfully to the needs of the Company and the Board, high ethical character and a reputation for honesty, integrity, and sound business judgment, an ability to represent the interests of all the shareholders of the Company, and any qualities and accomplishments that complement the Board’s existing strengths.

The Compensation and Nominating Committee also evaluates whether such director candidate is “independent” under the NYSE listing standards, is financially literate, has accounting or related financial management expertise as defined by the NYSE listing standards, or qualifies as an audit committee financial expert, as defined by SEC rules and regulations, and is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its shareholders.

With respect to an incumbent director, the Compensation and Nominating Committee may consider the incumbent director’s service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company.

The Compensation and Nominating Committee may identify potential nominees for director through director suggestions, management recommendations, business, insurance industry and other contacts, and shareholder nominees. The Compensation and Nominating Committee may, to the extent it deems appropriate, engage a third-party search firm and other advisors to identify potential nominees for director.

Shareholder Recommendations

Shareholders who wish to recommend a person or persons for consideration as a Company nominee for election to the Board should send a written notice by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08 Bermuda, or by fax to 441-296-4358 and include the following information:

•	the name(s) and address(es) of the shareholder(s) making the nomination, the number of Common Shares which are owned beneficially and of record by such shareholder(s) and the period for which such Common Shares have been held;

•	the name of each person whom the shareholder(s) recommend(s) to be considered as a nominee;

•	a description of the relationship between the nominating shareholder(s) and each nominee;

•	a business address and telephone number for each nominee (an e-mail address may also be included);

•	biographical information regarding such nominee, including the person’s employment and other relevant experience and a statement as to the qualifications of the nominee;

•	all information relating to such nominee required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

•	written consent to nomination and to serving as a director, if elected, of the recommended nominee.

Shareholder recommendations of director nominees for future Annual General Meetings to be included in the Company’s proxy materials will be considered only if received no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement in connection with the previous year’s annual meeting. For shareholder proposals to be included in the proxy statement relating to the 2005 Annual General Meeting, see “2005 Stockholder Proposals” below. Under the regulations of the Securities and Exchange Commission, the Company is not required to include certain shareholder (including director nominee) proposals in its proxy materials. Accordingly, the Company does not waive its right to exclude shareholder proposals from its proxy statement. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable rules and regulations promulgated by the SEC.

In order for a shareholder to nominate a candidate for director at a meeting of shareholders without inclusion of such director nominee in the Company’s proxy statement, timely written notice of the nomination should be received by the Company in advance of the meeting. Such notice of a proposed nomination should be received by the Company at least 90 calendar days prior to the scheduled annual general meeting. Shareholders in attendance at a general meeting of the Company may nominate a candidate for election as a director from the floor of the meeting, if the election of directors was on the agenda for the meeting. The notice provisions recommended in this paragraph are separate from the requirements a shareholder must meet in order to have a proposed nominee considered by the Compensation and Nominating Committee of the Company’s Board of Directors for nomination by the Board of Directors and inclusion as a nominee in the Company’s proxy statement.

Finance Committee

The Finance Committee, comprised of Messrs. Fulkerson, Gilbert, Gillespie, Salame and Taylor, formulates our investment policy and oversees all of our significant investing activities. Mr. Gillespie is the Chairman of the Finance Committee.

Underwriting Committee

The Underwriting Policy Committee, comprised of Messrs. Barrette, Hutton, Salter and Taylor, oversees Montpelier Re’s underwriting policies. Mr. Taylor is the Chairman of the Underwriting Policy Committee.

Shareholder Communications

Shareholders may send written communications to the Board or any one or more of the individual Directors by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08 Bermuda or by fax at 441-296-4358. All communications will be compiled and summarized by the Secretary of the Company. For communications addressed to a specific director, that director will receive such summary. The Chairman of the Board will receive the summary for all communications that are not addressed to a particular director. Summaries of the communications will be submitted to the Chairman of the Board or the individual director, as applicable, on a regular basis.

AUDIT COMMITTEE REPORT

This report is furnished by the Audit Committee of the Board of Directors with respect to the Company’s financial statements for the year ended December 31, 2003.

The Audit Committee has established a charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. The Audit Committee Charter is attached hereto as Annex A and may be found on our website at www.montpelierre.bm under “Investor Information”. A copy of the Audit Committee Charter may be obtained at no charge upon written request to the attention of the Company Secretary at Mintflower Place, 8 Par-La-Ville Road, Hamilton, HM08, Bermuda.

Company management is responsible for the preparation and presentation of complete and accurate financial statements. The independent auditors, PricewaterhouseCoopers, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on their audit.

In performing its oversight role in connection with the audit of the Company’s financial statements for the year ended December 31, 2003, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) reviewed and discussed with the Independent Auditor the matters required by Statement of Auditing Standards No. 61; and (3) reviewed and discussed with the Independent Auditor the matters required by Independence Standards Board Statement No. 1. Based on these reviews and discussions, the Audit Committee has determined its Independent Auditor to be independent and has recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for filing with the SEC and for presentation to the Shareholders at the 2004 Annual General Meeting.

G. Thompson Hutton (Chair)

Allan W. Fulkerson

Kamil M. Salame

William L. Spiegel

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information as of March 31, 2004 with respect to the beneficial ownership of Common Shares and the applicable voting rights attached to such share ownership in accordance with the Bye-laws by (i) each person known by us to own beneficially 5% or more of the outstanding Common Shares, (ii) each of our directors, (iii) our Chief Executive Officer and each of the four remaining most highly compensated executive officers and (iv) all of our executive officers and directors as a group. The total Common Shares outstanding as of March 31, 2004 were 63,442,597. Each Common Share is entitled to one vote subject to the application of Bye-law 51.

Name and Address of Beneficial Owner(1)	Number of Common Shares(2)	Percentage of Common Shares Outstanding(2)
White Mountains Insurance Group, Ltd.(3) One Beacon Street Boston, MA 02108	13,472,357.5	19.1%

FMR Corp.(4) 82 Devonshire Street Boston, Massachusetts 02109	8,642,189	13.6%

Cypress Associates II (Cayman) L.P.(5) 65 East 55th Street, 28th Floor New York, New York 10022	4,641,513	7.3%

Credit Suisse First Boston Private Equity, Inc.(6) 11 Madison Avenue, 16th Floor New York, New York 10010	3,926,821	6.2%

Allan W. Fulkerson(7)	500,000	*

Anthony Taylor(8)	1,030,100	1.6%

K. Thomas Kemp(9)	60,000	*

John D. Gillespie(10)	974,460	1.5%

C. Russell Fletcher(11)	62,250	*

G. Thompson Hutton(12)	6,084	*

Raymond Salter	—	—

John F. Shettle, Jr.	—	—

William Spiegel(13)	—	—

Steven J. Gilbert(14)	2,400,000	3.8%

Kamil M. Salame(15)	—	—

Raymond Barrette	500	*

Thomas G.S. Busher(16)	56,250	*

Nicholas Newman-Young (17)	15,000	*

All directors and executive officers as a group	5,104,644	8.0%

*	Less than 1%
(1)	Unless otherwise stated, the address for each beneficial owner is c/o Montpelier Re Holdings Ltd., Crown House, 4 Par-La-Ville Road, Hamilton HM 08, Bermuda.
(2)	Our Bye-laws reduce the total voting power of any shareholder owning more than 9.5% of our Common Shares to 9.5% of the voting power of our Common Shares.

(3)	Includes 900,000 Common Shares held by Camden Fire Insurance Company, 3,600,000 Common Shares held by OneBeacon Insurance Company and 1,800,000 Common Shares held by Pennsylvania General Insurance Company and warrants, which are currently exercisable, to purchase 7,172,357.5 Common Shares.
(4)	Based on a Schedule 13G/A filed jointly by FMR Corp., Edward C. Johnson, 3d and Abigail P. Johnson with the Securities and Exchange Commission on February 17, 2004. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 7,931,460 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Contrafund, amounted to 4,765,000 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 7,931,460 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 60,200 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 60,200 shares and sole power to vote or to direct the voting of 41,600 shares of Common Stock owned by the institutional account(s) as reported above. Members of the Edward C. Johnson, 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson, 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson, 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Fidelity International Limited and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 650,529 shares.
(5)	Includes 42,485 Common Shares held by 55th Street Partners II (Cayman) L.P., 4,402,584 Common Shares held by Cypress Merchant B Partners II (Cayman) L.P., 187,161 Common Shares held by Cypress Merchant Banking II-A C.V. and 9,283 Common Shares held by Cypress Side-By-Side (Cayman) L.P. (the “Cypress Entities”). Cypress Associates II (Cayman) L.P. is the general partner of the Cypress Entities. The general partner of Cypress Associates II (Cayman) L.P. is CMBP II (Cayman) Ltd., whose directors are Jeff Hughes, James Singleton, David Spalding and James Stern.
(6)	Includes 25,318 Common Shares held by DLJ MB Partners III GmbH & Co. KG, 207,683 Common Shares held by DLJ Offshore Partners III, C.V., 53,572 Common Shares held by DLJ Offshore Partners III-1, C.V., 38,162 Common Shares held by DLJ Offshore Partners III-2, C.V., 628,670 Common Shares held by Donaldson, Lufkin & Jenrette Securities Corporation, as nominee for Credit Suisse First Boston Private Equity, Inc., DLJ First ESC, L.P., EMA 2001 Plan, L.P., Docklands 2001 Plan, L.P., Paradeplatz 2001 Plan, L.P. and CSFB 2001 Investors, L.P., 5,026 Common Shares held by Millennium Partners II, L.P. and 2,968,390 Common Shares held by DLJMB Overseas Partners III, C.V. Credit Suisse First Boston, a Swiss bank, owns the majority of the voting stock of Credit Suisse First Boston, Inc., which in turn owns all of the voting stock of Credit Suisse First Boston (USA), Inc. (formerly Donaldson Lufkin & Jenrette, Inc.). The DLJ related entities named above (the “DLJ Related Entities”) are direct and indirect subsidiaries of CSFB-USA and merchant banking funds advised by subsidiaries of CSFB-USA.
(7)	Includes 500,000 Common Shares held by Century Capital Partners II, L.P. (“Century”), to which Mr. Fulkerson disclaims beneficial ownership, except to the extent of his actual pecuniary interest therein. He is a limited partner of Century and is a managing member of the LLC that is the general partner of Century.

(8)	Includes options which have vested and are currently exercisable to purchase 970,000 Common Shares. Does not include options to purchase 1,020,000 Common Shares, which are not currently exercisable and which vest over two years.
(9)	Includes 15,000 Common Shares held by Little Oak Hill Partnership L.P.
(10)	Includes (i) 854,460 Common Shares owned by various funds of Prospector Partners LLC in which Mr. Gillespie is either general manager or investment manager, (ii) 60,000 Common Shares held by Gillespie Family 2000, LLC in which Mr. Gillespie’s interest is limited to that as a co-managing member, (iii) 36,000 Common Shares held by Main Street America Assurance Corporation to which Mr. Gillespie serves as an investment manager and (iv) 24,000 Common Shares held by National Grange Mutual Insurance Company to which Mr. Gillespie serves as an investment manager. Mr. Gillespie disclaims beneficial ownership of such Common Shares owned by Prospector Partners LLC and Gillespie Family 2000, LLC, except to the extent of his pecuniary interest therein. Mr. Gillespie is also Deputy Chairman of White Mountains Insurance Group, Ltd., another one of our shareholders.
(11)	Includes options which have vested and are currently exercisable to purchase 56,250 Common Shares. Does not include options to purchase 168,750 Common Shares, which are not currently exercisable and which vest over three years.
(12)	Includes 6,084 Common Shares held by Hutton Living Trust.
(13)	Mr. Spiegel, one of our directors, is a Managing Director of Cypress Advisors Inc., which manages the Cypress Entities. Mr. Spiegel disclaims beneficial ownership of any of the Common Shares owned by the Cypress Entities.
(14)	Includes 31,500 Common Shares held by GGEP-SK, LLC, 365,064 Common Shares held by Gilbert Global Equity Partners (Bermuda), L.P. and 2,003,436 Common Shares held by Gilbert Global Equity Partners, L.P. Mr. Gilbert disclaims beneficial ownership of these shares.
(15)	Mr. Salame, one of our directors, is a Director in the Private Equity Group of Credit Suisse First Boston, of which the DLJ Related Entities are a part. Mr. Salame disclaims beneficial ownership of any of the Common Shares owned by the DLJ Related Entities.
(16)	Includes options which have vested and are currently exercisable to purchase 56,250 Common Shares. Does not include options to purchase 168,750 Common Shares, which are not currently exercisable and which vest over three years.
(17)	Includes options which have vested and are currently exercisable to purchase 15,000 Common Shares. Does not include options to purchase 45,000 Common Shares, which are not currently exercisable and which vest over three years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by it with respect to fiscal year 2003, or written representations from certain reporting persons, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to the directors, officers and greater than 10% shareholders were complied with by such persons, except as hereinafter described. Mr. Barrette filed one Form 4 late relating to the purchase of shares by an IRA account. Mr. Fulkerson filed one Form 4 late relating to the sale by Century Capital Partners II, L.P., of which he disclaims beneficial ownership, in an underwritten secondary offering. Cypress Group LLC filed one Form 4 late relating to the sale by certain affiliates in an underwritten secondary offering. All of the Form 4s were subsequently filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below some of the transactions we have entered into with parties that are related to our company. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Transactions and Relationships with Initial Investors

White Mountains and Benfield sponsored our formation and invested $180 million and $25 million respectively in our initial private placement. In addition, White Mountains and Benfield were granted warrants that entitle them to purchase 4,781,571 Common Shares and 2,390,785 Common Shares, respectively. On March 15, 2004, Benfield sold a warrant to purchase 2,390,786 Common Shares of the Company to White Mountains’ wholly owned subsidiary, Fund American Reinsurance Company, Ltd.

Mr. Kemp, our Chief Financial Officer and one of our directors, served as a member of the board of directors of White Mountains until March 31, 2004 and served as President of White Mountains until December 31, 2002. Mr. Barrette, one of our directors and a member of the Underwriting Policy Committee, is a director of White Mountains and was named President and Chief Executive Officer of White Mountains, effective January 1, 2003. Mr. Gillespie, one of our directors, is President of White Mountains Advisors LLC, a wholly owned indirect subsidiary of White Mountains, and Deputy Chairman of the Board of Directors of White Mountains. Mr. Gillespie is either manager or investment manager of various funds which own less than 5% of our Common Shares.

We have engaged White Mountains Advisors LLC, a wholly owned indirect subsidiary of White Mountains, to provide investment advisory and management services. We have agreed to pay investment management fees based on the month-end market values held under management. The fees, which vary depending on the amount of assets under management, are between 0.15% and 0.30% and are included in net investment income. An amount of $0.9 million was payable as of December 31, 2003 to White Mountains Advisors LLC for these services.

We pay brokerage commissions to Benfield insurance and reinsurance affiliates. Management believes that these commissions were consistent with commissions that were paid to other brokers in the ordinary course of business.

Relationships with Strategic Investors and Underwriters

One of our directors, Mr. Kamil M. Salame, is a director in the Private Equity Group of Credit Suisse First Boston, an affiliate of which, Credit Suisse First Boston LLC has acted as an underwriter in public offerings of equity and debt.

Bank of America, N.A., an affiliate of Banc of America Securities LLC, one of the underwriters in our secondary offering and our Senior Notes offering, previously participated and acted as the administrative agent and a lender in our credit facilities. Under these facilities, we had a revolving credit line with a $50 million borrowing limit and had a three year term loan of $150 million. Credit Suisse First Boston, an affiliate of Credit Suisse First Boston LLC, one of the underwriters in our secondary offering and our Senior Notes offering, is also a lender in our credit facilities. On August 4, 2003, using the proceeds from the issuance of $250 million Senior Notes, we repaid the $150 million outstanding under this facility and cancelled the revolving credit facility.

Effective June 20, 2003, we entered into a new Letter of Credit Reimbursement and Pledge Agreement for the provision of a letter of credit facility of up to $450 million. Bank of America N.A and Credit Suisse First Boston LLC participate as lenders under this agreement.

In the ordinary course of business, we have entered into one reinsurance agreement with OneBeacon Insurance Group, a subsidiary of White Mountains Insurance Group, for the year ended December 31, 2003. We will receive approximately $1.2 million in aggregate premiums from this contract.

We have agreed to invest an aggregate of $20 million as part of an investor group, which includes one of our founding shareholders, White Mountains Insurance Group, Ltd., that will acquire the life and investments business of Safeco Corporation for $1.35 billion, subject to adjustments. The transaction is expected to fund and close during the third quarter of 2004 and is subject to regulatory approvals and other customary closing conditions.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table includes certain summary information concerning the compensation awarded to, earned by or paid for services rendered in all capacities during 2003 and 2002 by the Company’s Chief Executive Officer and the four most highly compensated executive officers who were serving as executive officers at the end of 2003, who we refer to as the named executive officers.

			Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation(2)	Shares Underlying Options/SARs(3)	All Other Compensation(4)
Anthony Taylor	2003	$518,176	$808,000	$267,445	—	$53,450
President and Chief Executive Officer	2002	$447,520	$379,000	$216,849	2,040,000	$85,726

Thomas George Story Busher	2003	$365,166	$576,000	$129,908	—	$36,517
Chief Operating Officer, Executive Vice President and Secretary	2002	$317,032	$297,000	$108,551	225,000	$64,795

C. Russell Fletcher III	2003	$425,000	$671,000	$174,138	—	$60,228
Chief Underwriting Officer	2002	$400,000	$339,000	$48,000	225,000	$194,397

Nicholas Newman-Young	2003	$262,547	$336,000	—	—	$26,255
Managing Director of Montpelier Marketing Services (UK) Limited	2002	$224,850	$188,000	—	60,000	$22,485

K. Thomas Kemp	2003	$180,000	$180,000	—	—	—
Chief Financial Officer	2002	—	$113,000	—	—	—

(1)	The 2002 and 2003 salary for Mr. Newman-Young is the United States dollar equivalent of £150,000 and £160,000, respectively. The 2002 and 2003 salary for Mr. Taylor is the United States dollar equivalent of £300,000 and £316,667, respectively.

(2)	The 2002 amounts represent housing expense reimbursements in the amount of $110,000, $75,000 and $48,000 for Messrs. Taylor, Busher and Fletcher, respectively, and personal travel in the amount of $106,849 and $33,551 for Mr. Taylor and Mr. Busher, respectively. The 2003 amounts represent housing expense reimbursements in the amount of $132,500, $101,882 and $144,000 for Messrs. Taylor, Busher and Fletcher, respectively, and personal travel in the amount of $134,945, $28,026 and $30,138 for Messrs. Taylor, Busher, and Fletcher, respectively.
(3)	Represents the aggregate number of full voting Common Shares subject to options granted to the named executive officers during 2002.
(4)	Represents expenses incurred in relocating to Bermuda, contributions made to the Company’s defined contribution pension scheme and personal taxation consulting fees paid on behalf of the individuals.

Options Granted During Fiscal Year 2003

No options were granted to named executive officers during 2003.

Options Exercised During Fiscal Year 2003 and Fiscal Year-End Option Values

No options were exercised by named executive officers during 2003.

The following table provides information on unexercised options held by each of the named executive officers as of December 31, 2003.

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options/SARs December 31, 2003		Value of Unexercised In-the-Money Options/SARs at December 31, 2003
			Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony Taylor	—	—	1,020,000	1,020,000	$20,007,300	$18,309,000
Thomas George Story Busher	—	—	56,250	168,750	$1,080,000	$2,958,750
C. Russell Fletcher III	—	—	56,250	168,750	$1,080,000	$2,958,750
Nicholas Newman-Young	—	—	15,000	45,000	$288,000	$789,000
K. Thomas Kemp	—	—	—	—	—	—

Long-Term Incentive Plan — Awards in last fiscal year

The following table summarizes the Long-Term Incentive Plan awards made to the named executive officers during the latest fiscal year. The long-term incentive awards presented below consisted of performance units. A performance unit derives its value from the market value of a Common Share when vested.

			Estimated Future Payouts(2)
Name	Number of Performance Units(#)(1)	Performance Period for Payout	Threshold(#)	Target(#)	Maximum(#)
Anthony Taylor	92,856	3 years(3)	0	92,856	185,712
	85,241	3 years(4)	0	85,241	170,482
Thomas George Story Busher	37,138	3 years(3)	0	37,138	74,276
	34,092	3 years(4)	0	34,092	68,184
C. Russell Fletcher III	69,638	3 years(3)	0	69,638	139,276
	63,927	3 years(4)	0	63,927	127,854
Nicholas Newman-Young	18,572	3 years(3)	0	18,572	37,144
	17,050	3 years(4)	0	17,050	34,100
K. Thomas Kemp	15,744	3 years(3)	0	15,744	31,488
	17,056	3 years(4)	0	17,056	34,112

(1)	Each performance unit represents the fair value of a Common Share.
(2)	Performance units are conditional grants which entitle the recipient to receive, without payment to the Company, all, double, or a part of the value of the units granted, depending on the achievement of specific financial or operating goals.
(3)	These performance units vest at the end of the three year performance cycle covering years 2003 through 2005.
(4)	These performance units vest at the end of the three year performance cycle covering years 2004 through 2006.

Performance units vest at the end of a three-year performance cycle, and can be denominated in Common Shares at market value and are payable in cash, Common Shares or a combination of both at the discretion of the Compensation and Nominating Committee of the Board. Available grants under the current scheme are now exhausted. The performance target for full payment of performance units issued for the 2003-2005 performance period and the 2004-2006 performance period is a combination of the achievement of an average combined ratio of 72% as measured over the period, and the achievement of an annual increase in fully converted book value per share of 18% as measured over the period. Linear scale collars around the targets provide for payment on performance units to rise to 200% if performance materially exceeds target or to reduce to nil if performance is materially below target. The Compensation and Nominating Committee has sole discretion regarding the payout level of the performance units.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to the Company’s Share Option Plan and Performance Unit Plan. The table does not include information with respect to the proposed Montpelier Long-Term Incentive Plan, which is described in Proposal No. 3.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders(1)	4,422,000(2)	$18.08	0
Total	4,422,000	$18.08	0

(1)	These compensation plans were approved prior to the Company’s October 2002 initial public offering of Common Shares.
(2)	Consists of 2,550,000 outstanding share options granted under the Share Option Plan and 1,872,000 Common Shares subject to the Performance Unit Plan. The number of Common Shares subject to the Performance Unit Plan shown in the table represents the maximum number of Common Shares that may be issued if the performance targets applicable to such units are achieved at the “maximum” level. If “target” performance levels are achieved, only half of these shares would be issued. The Compensation and Nominating Committee of the Board has discretion to settle these awards in cash, Common Shares or a combination of cash and Common Shares. Performance units do not require the payment of an exercise price. Accordingly, there is no weighted average exercise price for these awards.

The following is a description of the Company’s equity compensation plans:

Performance Unit Plan. Pursuant to the terms of the Performance Unit Plan, at the discretion of the Compensation and Nominating Committee, performance units may be granted to executive officers and certain other key employees. Performance units are conditional grants that entitle the recipient to receive, without payment to the Company, all, double, or a part of the target value of the units granted, depending on the achievement of specific financial or operating goals. Performance units vest at the end of a three-year performance cycle, and can be denominated in Common Shares at market value and are payable in cash, Common Shares or a combination of both at the discretion of the Compensation and Nominating Committee. The performance target for full payment of performance units issued in the 2002-2004 performance cycle is the achievement of an average combined ratio of 70% as measured over the applicable performance periods. The performance target for full payment of performance units issued in the 2003-2005 performance period and the 2004-2006 performance period is a combination of the achievement of an average combined ratio of 72% as measured over the period, and the achievement of an annual increase in fully converted book value per share of 18% as measured over the period. The payment on performance units can double if the performance is significantly above target and conversely, the payment on performance units declines to zero with a performance significantly below target. The Compensation and Nominating Committee has sole discretion regarding the payout level of the performance units.

Share Option Plan. Pursuant to the terms of the Share Option Plan, the Compensation and Nominating Committee has discretion to grant share options to certain principal employees. The options expire ten years after the award date, are subject to various vesting periods, and require full payment in cash prior to exercise. A total of 2,550,000 options, the maximum amount authorized under current Compensation and Nominating Committee approvals, are outstanding pursuant to the Share Option Plan at December 31, 2003.

Available grants under the Performance Unit Plan and the Share Option Plan, which together constitute the Company’s current long-term incentive plans, were exhausted at December 31, 2003. In order to provide a means of granting long-term equity-based incentive compensation in future years, the Board has adopted the Montpelier Long-Term Incentive Plan, subject to shareholder approval at the 2004 Annual General Meeting. A description of the Montpelier Long-Term Incentive Plan is contained in Proposal No. 3.

Compensation of Directors

Those directors who are also our employees are not paid any fees or other compensation for services as members of the Board or any committee of the Board. In 2003, non-employee directors received an annual retainer fee of $30,000 and $2,000 per Board or committee meeting attended, including formal telephonic meetings, but not including informal informational meetings. In addition, the Audit Committee chair received an annual fee of $50,000. Other non-employee committee chairs received an annual fee of $5,000 for each committee chaired. All compensation received by directors was in cash.

CEO Employment Agreement

We have entered into service agreements with Mr. Taylor, effective as of January 1, 2002, under which he agreed to serve as our Chief Executive Officer and the Chief Underwriting Officer of Montpelier Re for an initial term ending on December 31, 2004. The agreements provide that Mr. Taylor be paid an initial annual salary of £300,000 (approximately $522,000), subject to annual increase or decrease (but not below £300,000) as determined by the Compensation and Nominating Committee of the Board, subject to ratification by the full Board. In addition, the agreements provide that Mr. Taylor shall receive a housing allowance each year. Mr. Taylor received a signing bonus of $400,000 upon entering into the service agreements for services to be rendered upon the commencement of his employment.

If Mr. Taylor’s service agreements are terminated prior to their expiration by the Company due to his mental or physical incapacity, Mr. Taylor will be entitled to continue to receive his salary for a period of twelve months following the termination. If Mr. Taylor terminates his service agreements, or we terminate his agreements for cause, we will have no further obligations to Mr. Taylor under the agreements. Mr. Taylor’s employment agreement has no specific provisions relating to a change in control of the Company.

Mr. Taylor’s agreements entitle him to participate in our annual bonus and long-term incentive plans. Mr. Taylor has also been granted options under our Share Option Plan, as described below. The agreements also contain customary provisions relating to confidentiality, non-competition and non-solicitation.

Employment and Change of Control Agreements

The following information summarizes the employment-related agreements for our named executive officers.

Thomas George Story Busher. We have entered into service agreements with Mr. Busher, effective as of January 1, 2002, pursuant to which he has agreed to serve as our Chief Operating Officer and Executive Vice President. In addition to his annual salary, Mr. Busher is entitled to a housing allowance. Mr. Busher’s service agreements also entitle him to participate in our Performance Unit Plan. Mr. Busher has also been granted options under our Share Option Plan, as described below. The remaining material terms of Mr. Busher’s service agreements are common to the other officers’ service agreements and are described below.

C. Russell Fletcher III. We have entered into a service agreement with Mr. Fletcher, effective as of January 1, 2002, pursuant to which he has agreed to serve as our Chief Reinsurance Officer and Executive Vice President. In addition to his annual salary, Mr. Fletcher is entitled to a housing allowance. Mr. Fletcher’s service agreement also entitles him to participate in our Performance Unit Plan. Mr. Fletcher has also been granted options under our Share Option Plan, as described below. The remaining material terms of Mr. Fletcher’s service agreement are common to the other officers’ service agreements and are described below.

Nicholas Newman-Young. We have entered into a service agreement with Mr. Newman-Young, effective as of January 24, 2002, pursuant to which he has agreed to serve as the Managing Director of Montpelier Marketing Services (UK) Limited. Mr. Newman-Young’s service agreement entitles him to participate in our Performance Unit Plan. The remaining material terms of Mr. Newman-Young’s service agreement are common to the other officers’ service agreements and are described below.

Provisions Common to the Service Agreements. In addition to the provisions described above, the service agreements of Messrs. Busher, Fletcher and Newman-Young contain the following provisions. Each service agreement is terminable upon twelve months written notice by us or upon six months’ written notice by the officer. Each agreement also contains non-compete provisions of varying terms, and entitles the officer to participate in our annual bonus and long-term incentive plans described below. The service agreements have no specific provisions relating to a change in control of the Company. However, the current Performance Unit Plan and the proposed Montpelier Long-Term Incentive Plan (described in Proposal No. 3) each provide for the payment of benefits if a participant’s employment terminates for specified reasons following a change in control of the Company.

K. Thomas Kemp. We have entered into a Letter of Employment with Mr. Kemp, effective May 21, 2002 (other than with respect to his compensation, for which purpose the letter is effective as of January 1, 2003) pursuant to which he has agreed to serve as the Chief Financial Officer of the Company. Mr. Kemp’s Letter of Employment entitles him to participate in our annual bonus plan and the Performance Unit Plan. This Letter of Employment agreement with Mr. Kemp may be terminated by us or by Mr. Kemp upon two weeks’ written notice.

Annual Bonus Plan

Each year, plan participants in the annual bonus plan will be eligible to receive a bonus based upon the participant’s achievement of annual performance targets that have been established by the Compensation and Nominating Committee of the Board. The Compensation and Nominating Committee will establish a bonus pool at the end of each year, with the amount of such pool determined based upon our year-end results. The pool will then be allocated to participants based upon their individual performance with respect to their performance targets.

Deferred Compensation Plan

The Deferred Compensation Plan gives plan participants the ability to defer receipt of compensation, including performance unit payouts, at no cost to the Company. Under this plan, various investment options are available including a phantom share tracking option, a fixed income investment option and an equity fund investment option. The Deferred Compensation Plan is a non-funded general obligation.

EXECUTIVE COMPENSATION

Compensation and Nominating Committee Report on Executive Compensation

The Compensation and Nominating Committee of the Board (the “Committee”) is comprised solely of non-employee directors. The Compensation and Nominating Committee has responsibility for developing and implementing the Company’s compensation policy for senior management, and for determining the compensation for the executive officers of the Company.

The Committee designs and approves all compensation policies. Our policies are designed with the principal goal of maximizing shareholder value over long periods of time. Other important goals are to attract and retain superior executive talent in our offshore location, and to reward financial and personal performance.

The Committee believes that total compensation should closely correlate with the change in value experienced by shareholders. The executive group is primarily compensated with equity-linked incentives. Levels of compensation are largely determined by performance-based measures, further aligning the interests of management and shareholders.

We have entered into employment agreements with each of our executive officers and other senior members of management. These employment agreements specify that compensation consists primarily of three components: base salary, annual bonus and long-term incentive awards. The level of compensation is based on numerous factors, including achievement of underwriting results and financial objectives established by our Compensation and Nominating Committee and our Board.

Base salary is set to be competitive in light of relevant market conditions. Salaries are based on individual responsibilities and performance expectations, adjusted where necessary for cost of living factors.

Under the annual bonus plan, participating employees are eligible to receive a performance based bonus. Bonus targets for the purpose of establishing the size of the bonus pool are established by the Committee and are determined on a number of performance factors, weighted most heavily to the financial performance of the Company. The allocation of the bonus pool to employees is primarily based on the overall performance of the individual. Under existing employment agreements, none of our executives are entitled to a minimum bonus payment.

Long-term incentive awards provide for the granting to our executive officers, and certain other principal employees, of various types of incentive awards, some of which may be stock based.

Our principal long-term incentive award is a performance unit award in which eligible employees are granted units, each representing the fair value of a Common Share. The payment to a participant of this fair value is dependent on the achievement of specific goals relating to our operating and financial performance, generally over a three-year period or as otherwise determined by the Compensation and Nominating Committee. At the discretion of the Compensation and Nominating Committee, payment may take the form of Common Shares. The Compensation and Nominating Committee also granted share options pursuant to the Share Option Plan and certain executive officers are eligible to defer receipt of certain forms of executive compensation under the Deferred Compensation Plan.

The compensation of Anthony Taylor, our President and Chief Executive Officer, is determined and reviewed by the Committee. Consistent with the Company’s principal goal of maximizing shareholder value over long periods of time, Mr. Taylor’s compensation arrangements have been designed to closely align his interests with those of shareholders. The Committee believes that Mr. Taylor has significantly contributed to the achievement of our strategic and operating goals, to the successful financing and public listing of the Company, to the increase in value for shareholders and to the culture of the Company. Factors which have resulted in increased shareholder value, and upon which the Committee has based its determination of Mr. Taylor’s compensation include, but are not limited to, increases in the Company’s net income, earnings per share and total return to shareholders, the commencement in 2003 of a regular dividend program, as well as consistent, high quality combined ratio and gross written premium results.

Compensation and Nominating Committee

Raymond M. Salter (Chair)

John J. (Jack) Byrne

William L. Spiegel

Steven J. Gilbert

February 26, 2004

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all its employees, including the Company’s chief executive officer and chief financial officer. The Code of Conduct and Ethics is posted on our website at www.montpelierre.bm under “Investor Information”. A copy of the Code of Conduct and Ethics may be obtained at no charge upon written request to the attention of the Company Secretary at Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08 Bermuda.

PERFORMANCE GRAPH

The following graph compares cumulative return on our Common Shares, including reinvestment of dividends of our Common Shares, to such return for the Standard & Poor’s (“S&P”) 500 Composite Stock Price Index and S&P’s Property-Casualty Industry Group Stock Price Index, for the period commencing October 10, 2002 and ending on December 31, 2003, assuming $100 was invested on October 10, 2002. The measurement point on the graph below represents the cumulative shareholder return as measured by the last sale price at the end of the calendar year during the period from October 10, 2002 through December 31, 2003. As depicted on the graph below, during this period, the cumulative total return (1) on our Common Shares was 83.50%, (2) for the S&P 500 Composite Stock Price Index was 43.15% and (3) for the S&P Property-Casualty Industry Group Stock Price Index was 37.04%.

	Montpelier Re Holdings Ltd.	S&P 500	S&P Property-Casualty Industry Group Stock Price Index
October 10, 2002	$100.00	$100.00	$100.00
December 31, 2002	$144.00	$113.27	$110.56
December 31, 2003	$183.50	$143.15	$137.04

PROPOSAL FOR ELECTION OF DIRECTORS

(Proposal No. 1)

G. Thompson Hutton, Kamil M. Salame, Raymond M. Salter and John F. Shettle, Jr. have been nominated for election as Class B directors at the Annual General Meeting. If elected, each of Messrs. Hutton, Salame, Salter and Shettle will serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2007 or until their respective successors are elected and qualified.

Vote Required

The election of each nominee as a director requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares voted at the Annual General Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE

RESPECTIVE NOMINEES FOR CLASS B DIRECTOR.

ELECTION OF DESIGNATED COMPANY DIRECTORS FOR MONTPELIER RE

(Proposal No. 2)

We conduct our reinsurance operations through our wholly-owned Bermuda subsidiary, Montpelier Re.

Bye-law 85 of the Company’s Bye-laws provides that the board of directors of Montpelier Re shall consist of persons who first have been appointed as designated company directors by a resolution at the Annual General Meeting of the Shareholders of the Company. The Board of the Company must then vote all shares of Montpelier Re owned by the Company to elect such designated company directors as Montpelier Re directors. The Company’s bye-law provisions with respect to the removal of designated company directors operate similarly. The Bye-laws of Montpelier Re provide that the only persons eligible to be elected as Montpelier Re’s directors are those persons who first have been appointed by the shareholders of the Company as designated company directors in accordance with the Company’s Bye-laws (including any limitation on voting rights).

Proposal No. 2 calls for the election of Messrs. Taylor, Busher and Fletcher as designated company directors for election to the board of directors of Montpelier Re. Messrs. Taylor, Busher and Fletcher will not receive any compensation for their services as a director of Montpelier Re. Biographical information relating to Messrs. Taylor, Busher and Fletcher is presented under the caption “Management” beginning on page 3 of this proxy statement.

Vote Required

The election of each designated director requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares voted at the Annual General Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE

NOMINEES FOR DESIGNATED COMPANY DIRECTOR FOR MONTPELIER RE.

APPROVAL OF THE MONTPELIER LONG-TERM INCENTIVE PLAN

(Proposal No. 3)

The Company’s Board of Directors approved the adoption of the Montpelier Long-Term Incentive Plan (the “LTIP”) on February 27, 2004. If approved by shareholders, the LTIP will become effective January 1, 2005. The LTIP provides a mechanism for granting long-term incentive awards, as no further grants may be made under the Company’s Performance Unit Plan and Share Option Plan. The LTIP will remain in effect until January 1, 2010, unless terminated earlier by the Board.

The LTIP is included as Annex B to this Proxy Statement. The following summary of the material terms and conditions of the LTIP is qualified in its entirety by reference to Annex B.

Purpose of the Plan

The purpose of the LTIP is to advance the Company’s interests by providing to certain key employees, non-employee directors and consultants of the Company and its subsidiaries long-term incentive awards, the value of which is based on the Company’s Common Shares.

Administration

The Board’s Compensation and Nominating Committee will administer the LTIP. The Compensation and Nominating Committee, subject to the provisions of the LTIP, has the exclusive authority to: (1) select employees, directors and consultants to whom awards will be granted; (2) determine the type, size, and terms of awards and prescribe the form of award agreement evidencing awards; (3) determine whether awards will be settled in cash, Common Shares, or a combination of cash and Common Shares, (4) interpret and administer the LTIP and awards granted under the LTIP; (5) establish, amend and rescind any rules and regulations relating to the LTIP; and (6) make any other determinations necessary or advisable for the administration of the LTIP. Any decision of the committee with respect to the administration of the LTIP will be final and conclusive with respect to all parties.

Eligibility

Employees, directors and consultants of the Company and its subsidiaries who are selected from time to time by the committee may be granted awards under the LTIP. The receipt of an award under the LTIP will not confer upon any individual the right to receive additional awards in the future. All employees of the Company are currently eligible to receive awards under the LTIP.

Awards

Awards that may be granted under the LTIP consist of share appreciation rights (“SARs”), restricted share units and performance shares.

SARs give a participant the right to receive a payment in cash or Common Shares (or a combination of cash and Common Shares) based on the post-grant appreciation of a number of Common Shares subject to the award if vesting conditions are satisfied. The vesting conditions are determined by the Compensation and Nominating Committee and may relate to a period of continued employment or service, attainment of performance goals, or a combination of the two. Once vested, a participant may settle the SAR at any time prior to the SARs expiration. The amount distributed to a participant upon exercise is determined by multiplying the excess of the fair market value of a Company common share on the date of exercise over the fair market value on the date of grant, by the number of shares with respect to which the SAR is being exercised. The fair market value of a Company common share for this purpose will be the 5-day average of the daily closing prices of the shares on the New York Stock Exchange or other principal securities exchange on which the shares are traded, as reported in the Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the date of valuation or, if there is no trading on the date of valuation, the last previous day on which the shares were traded.

Restricted share units give a participant the right to receive a payment in cash or Common Shares (or a combination of cash and Common Shares) equal to the number of restricted share units subject to the award if vesting conditions are satisfied. The vesting conditions are determined by the Compensation and Nominating Committee and may relate to a period of continued employment or service, attainment of performance goals, or a combination of the two. If all applicable terms and conditions of the award are met, the participant will be entitled to receive a number of Common Shares equal to the number of restricted share units earned, a cash payment in an amount determined by multiplying the fair market value of Common Shares by the number of restricted share units earned, or a combination of Common Shares and cash. The fair market value of Common Shares for this purpose will be the 5-day average of the daily closing prices of the shares on the New York Stock Exchange or other principal securities exchange on which the shares are traded, as reported in the Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the date of valuation or, if there is no trading on the date of valuation, the last previous day on which the shares were traded.

Performance shares give a participant the right to receive a payment in cash or Common Shares (or a combination of cash and Common Shares) equal to the number of performance shares subject to the award if performance goals are satisfied. The performance goals are determined by the Compensation and Nominating Committee and may relate to the Company, one or more of its subsidiaries, or one or more of its divisions, units, partnerships, joint ventures, minority investments, product lines or products, or any combination of the foregoing. If all applicable terms and conditions of the award are satisfied, the participant will be entitled to receive a number of Common Shares equal to the number of performance shares earned, a cash payment in an amount determined by multiplying the fair market value of Common Shares by the number of performance shares earned, or a combination of Common Shares and cash. The fair market value of Common Shares for this purpose will be the 5-day average of the daily closing prices of the shares on the New York Stock Exchange or other principal securities exchange on which the shares are traded, as reported in the Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the date of valuation or, if there is no trading on the date of valuation, the last previous day on which the shares were traded.

Shares Subject to the LTIP

The maximum number of shares that may be issued pursuant to awards granted under the LTIP is 4,000,000, and the maximum number of shares with respect to which awards may be granted under the LTIP in any calendar year is 800,000. If, however, the number of shares to which an award relates may be increased upon attainment of performance goals or other conditions specified by the Compensation and Nominating Committee in an award agreement, the maximum number of shares with respect to which the award potentially may relate will count against the annual limit. As determined by the Compensation and Nominating Committee, awards may be settled in cash rather than Common Shares. In the event of a change in the outstanding Common Shares by reason of any share split, share dividend, recapitalization, amalgamation, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the Compensation and Nominating Committee may, at its discretion, make adjustments to: (1) the total number of shares that may be delivered under the LTIP, (2) the maximum number of shares or payments that may be awarded in any calendar year, (3) the number of shares to which outstanding awards relate, (4) the grant price of any outstanding SARs, or (5) any performance goals.

Change in Control

If, within 24 months following the occurrence of a change in control of the Company, a participant’s employment is terminated by the Company for a reason other than disability or cause, or by the participant following a constructive termination, then, except as otherwise provided in a participant’s award agreement and unless otherwise prohibited under applicable law, all SARs will become immediately exercisable, the restriction periods imposed on all restricted share units will lapse, and the target performance goals or payout opportunities attainable under all performance shares will be deemed to have been fully attained for all then open performance periods. For purposes of the LTIP, the term “cause” means the willful gross negligence or misconduct by a participant that causes or is likely to cause material loss or damage to the Company, and the term “constructive termination” means a material decrease in a participant’s salary or bonus opportunity or a material diminution in authority, duties or responsibilities that prevents a participant from performing his job in the manner it was intended to be performed. The following events generally will constitute a “change in control” for purposes of the LTIP: (1) when any person or group (other than the Company and its subsidiaries) acquires beneficial ownership of more than 35% of the Company’s outstanding shares, (2) the Incumbent Directors and any subsequent directors whose election or nomination for election was approved by a majority of the Incumbent

Directors cease to comprise a majority of the Board, or (3) the business of the Company in which a participant principally works is disposed of by a sale or disposition of all or substantially all of the business or business-related assets of the Company (including the sale or disposition of the shares of a subsidiary of the Company). However, our Board has the discretion to determine prior to the occurrence of one of these events that such event will not constitute a change in control of the Company. The Board’s decision in this regard is final and binding on all parties.

Transferability of Awards

Unless otherwise determined by the Compensation and Nominating Committee and specified in an award agreement, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution.

Deferrals

Subject to such rules and procedures as the Compensation and Nominating Committee may establish, a participant may elect to defer receipt of shares or cash that otherwise would be paid upon vesting or exercise of awards under the Company’s Deferred Compensation Plan.

Amendment of the LTIP

The LTIP may be amended by the Board without shareholder approval, except where such amendment requires shareholder approval under applicable law, rule or regulation, such as stock exchange listing rules. The LTIP may not be amended without participant consent if the amendment would adversely affect the participant’s rights under an existing award.

Tax Withholding

The Company may deduct or withhold, or require a participant to pay the Company, an amount sufficient to satisfy applicable tax withholding obligations. If permitted by the Compensation and Nominating Committee, if an award will be settled by delivery of Common Shares a participant may elect to satisfy such tax withholding obligations by directing the Company to withhold shares from the award.

Termination of Employment or Service

The extent to which a participant may exercise SARs or receive a payout with respect to restricted share units and performance shares upon termination of employment or service is set forth in the applicable award agreement. Such provisions may reflect distinctions based on the reason for termination of employment or service and need not be uniform among awards.

Awards Under the LTIP

It is not possible at this time to determine the awards that will be made in the future under the LTIP.

The approval of the LTIP requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares voted at the Annual General Meeting, provided that the total votes cast represent over fifty percent in interest of all securities entitled to vote on the proposal. For purposes of determining whether the total votes cast represent over fifty percent in interest of all securities entitled to vote, which is required under the NYSE shareholder approval rules, abstentions will count as votes cast and broker non-votes will not count as votes cast.

THE BOARD OF DIRECTORS RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF

THE MONTPELIER LONG-TERM INCENTIVE PLAN

APPOINTMENT OF INDEPENDENT AUDITOR

(Proposal No. 4)

On February 27, 2004, upon recommendation of the Audit Committee, the Board unanimously selected, subject to appointment by the Company’s shareholders, PricewaterhouseCoopers of Hamilton, Bermuda to continue to serve as independent auditor for the Company and its subsidiaries for the fiscal year ending December 31, 2004. In addition to this appointment, the shareholders are being asked to authorize the Board of Directors, acting by the Company’s Audit Committee, to set the remuneration for PricewaterhouseCoopers for the audit of the fiscal year ending December 31, 2004. PricewaterhouseCoopers has served as the Company’s independent auditor since 2001.

A representative of PricewaterhouseCoopers is expected to be present at the Annual General Meeting and will have the opportunity to make statements and to respond to appropriate questions raised at the Annual General Meeting.

Fees Billed to the Company by PricewaterhouseCoopers

Audit Fees. Fees related to the audit of the Company’s annual financial statements and review of those financial statements included in the Company’s annual report on Form 10-K, in the Company’s quarterly reports on Form 10-Q and review services related to other SEC filings totaled $482,000 for the fiscal year ended December 31, 2003 and $594,324 for the fiscal year ended December 31, 2002.

Audit-related Fees. The Company did not pay any fees related to assurance and related services for the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2003 and 2002.

Tax Fees. The aggregate fees related to tax compliance, tax advice and tax planning services were $178,802 for the fiscal year ended December 31, 2003 and $271,523 for the fiscal year ended December 31, 2002.

All Other Fees. Fees billed to the Company by PricewaterhouseCoopers for all other non-audit services rendered to the Company totaled $72,500 for the fiscal year ended December 31, 2003 and $248,552 for the fiscal year ended December 31, 2002.

The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers is compatible with maintaining PricewaterhouseCoopers’ independence with respect to the Company and has determined that the provision of the specified non-audit services is consistent with and compatible with PricewaterhouseCoopers maintaining its independence.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the fiscal year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget for each category. The Audit Committee Charter permits the Audit Committee to delegate authority to sub-committees of the Audit Committee consisting of one or more members or the Audit Committee Chair when appropriate, with respect to granting pre-approvals of audit and permitted non-audit services, provided that decisions of such sub-committees or the Chair to grant pre-approvals must be presented to the full Audit Committee and ratified by the Audit Committee at its next scheduled meeting.

Vote Required

The appointment of the independent auditor requires approval by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares voted at the Annual General Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF

PRICEWATERHOUSECOOPERS OF HAMILTON, BERMUDA AS INDEPENDENT AUDITOR.

OTHER MATTERS

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters according to their best judgment.

2005 SHAREHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to the 2005 Annual General Meeting, shareholder proposals must be received by the Company no later than December 15, 2004, unless the Company changes the date of the 2005 Annual General Meeting by more than 30 days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s quarterly reports on Form 10-Q.

By Order of the Board of Directors,

Thomas G.S. Busher

Chief Operating Officer, Executive Vice

President and Secretary

Hamilton, Bermuda

April 14, 2004

The Annual Report to Shareholders of the Company, including financial statements for the fiscal period ended December 31, 2003, is being mailed concurrently with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of the Form 10-K, please contact Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda, Attn: Keil Gunther, Communications Manager. In addition, financial reports and recent filings with the SEC, including the Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.montpelierre.bm.

Annex A

Audit Committee Charter

Charter of the Audit Committee of the Board of Directors of

Montpelier Re Holdings Ltd. and Subsidiaries (the “Company”)

I. Audit Committee Purpose

The Audit Committee (the “Committee”) is appointed, pursuant to Bye-law 8 of the Company’s Bye-laws, by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s accounting and financial reporting process and systems of internal controls regarding finance, accounting, regulatory and legal compliance.

•	Monitor the Company’s compliance with legal and regulatory requirements.

•	Monitor the independence and qualifications of the Company’s independent auditors.

•	Monitor the performance of the Company’s internal audit function and independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board.

•	Prepare the Committee’s report as required by the United States Securities and Exchange Commission (the “SEC”).

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company’s expense (and the Company shall ensure appropriate funds), special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits.

II. Audit Committee Composition, Qualification and Meetings

Committee members shall meet the applicable independence requirements set forth by the New York Stock Exchange (the “NYSE”) and the Sarbanes-Oxley Act of 2002 (“Sarbanes”). The Committee shall be comprised of no less than three directors. Committee members shall monitor compliance with such requirements and report to the Chairman of Company’s Board any relationships or transactions that may cause such member to no longer meet the required definition of independence.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements including balance sheets, income statements and cash flow statements.

At least one Committee member shall have accounting or related financial management expertise and at least one Committee member, unless otherwise disclosed, shall be an “audit committee financial expert” as such term is defined by the rules promulgated by the SEC. For the avoidance of doubt, a Committee member who meets the requirements of an “audit committee financial expert” shall be deemed to have the requisite accounting or related financial management expertise.

A Committee chair (“Committee Chair”) and Committee members shall be appointed annually by the Board by the affirmative votes of a majority of the votes cast at a meeting of the Board and may be removed with cause (as defined in the Bye-laws) by the Board. The quorum necessary for the transaction of business at a Committee meeting shall be two Committee members. Actions taken by the Committee shall require the affirmative votes of a majority of the votes cast by the Committee members present at any meeting.

Due to the Committee’s demanding role and responsibilities, each Committee member, prior to his or her appointment, should carefully evaluate the existing demands on his or her time before accepting such appointment. No director shall serve on the Committee if such director serves on the audit committee of more than two (2) other public companies, unless the Board determines that such service does not impair the ability of such member to serve on the Company’s Committee and such determination is disclosed in the Company’s annual proxy statement.

The Committee shall convene at least four times annually (prior to the release of quarterly financial information), or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Periodically, the Committee shall meet privately and separately in executive sessions with management, the internal auditors, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee must also report regularly to the Board with respect to any issues that arise from (i) the quality or integrity of the Company’s financial statements, (ii) the Company’s compliance with legal or regulatory requirements, (iii) the performance and independence of the independent auditors or (iv) the performance of the internal audit function.

The Committee may form and delegate authority to sub-committees of the Committee consisting of one or more members or the Committee Chair when appropriate, with respect to granting pre-approvals of audit and permitted non-audit services, provided that decisions of such sub-committees to grant pre-approvals shall be presented to the full Committee and ratified by the Committee at its next scheduled meeting.

III. Audit Committee Responsibilities and Duties

The Committee’s responsibilities and duties are as follows:

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with regulations set forth by the SEC.

2.	Prior to filing or distribution, review with management and the independent auditors the Company’s annual audited financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the selection, application and disclosure of critical accounting policies. Such reviews should include discussion with management and independent auditors of the evaluative criteria used in the selection of accounting principles and methods, the auditors’ judgments about the Company’s accounting policies, and any significant changes to the Company’s accounting policies and practices suggested by management and the independent auditors. Based on the results of this review, communicate to the Board the Committee’s conclusion on whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3.	Discuss with management and the independent auditors and assess whether, based on management’s review, the Company’s internal control over financial reporting provides reasonable assurance regarding the reliability of financial reporting and preparation of financial statements. In such review and in reporting to the Board, the Committee shall consider any issues raised by management in its internal control report and any disclosures by management with respect to deficiencies in the internal control over financial reporting or any fraud, whether or not material, by management or any other employee having a significant role in the Company’s internal controls, as well as any reports or reviews from the independent auditors on the Company’s internal control over financial reporting. The Committee shall also review any special audit steps adopted as a result of any material internal control deficiencies.

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4.	Review with the Board and the independent auditors the Company’s quarterly results prior to the release of earnings and the Company’s quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61 (“SAS 61”).

5.	In connection with the preparation of the financial statements, review analyses prepared by management and/or the independent auditors with respect to significant financial reporting issues and judgments made. In addition, such review shall include discussions of all alternative methods of treating financial information within GAAP that have been discussed among management and the independent auditors, the ramifications of the use of such alternative disclosures and methods, and the method preferred by the independent auditors.

6.	Review the effect of new regulatory and accounting initiatives on the Company’s financial statements.

7.	Review the effect of off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management and review earnings press releases (including the type and presentation of information to be included in earnings press releases, with particular attention to “pro forma” or “adjusted” non-GAAP measures), as well as generally the types of financial information and earnings guidance to be provided to analysts and rating agencies.

Independent Auditors

9.	The Committee shall review the performance of the independent auditors, and shall be directly responsible for (i) the oversight of the work of the Company’s independent auditors, (ii) the selection of the independent auditing firm for the members of the Company to appoint or re-appoint, in accordance with and so long as required by Bermuda law, (iii) the retention of the independent auditors, in accordance with Bermuda law, and (iv) the determination of the compensation of the Company’s independent auditors (and the Company shall ensure sufficient funding for such compensation) to be approved by the members of the Company, in accordance with and so long as required by Bermuda law. The independent auditors shall report directly to the Committee.

10.	The Committee shall consider the audit fees payable to the independent auditors, and upon the acceptance of the Committee shall submit such fees for the approval of the Company’s members, in accordance with and so long as required by Bermuda law. The Committee shall approve any other fees which are payable to independent auditors in respect of non-audit activities, and, unless properly delegated beforehand to a sub-committee or the Committee Chair, must pre-approve in advance all permitted non-audit work to be performed by the independent auditors.

11.	On an annual basis, the Committee shall review the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1, discuss and evaluate all disclosed relationships the independent auditors have with the Company that could impair the independent auditors’ independence, evaluate the experience, qualifications and performance of the independent auditor, ensure partner rotation as required by law, and take appropriate action to ensure the continuing independence of the auditors. The Committee shall also consider any required rotation of the independent auditors.

12.

At least annually, the Committee shall obtain and review a report by the independent auditors describing (i) the firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such

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issues and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

13.	The Committee shall establish clear hiring policies for employees or former employees of the independent auditors.

14.	Review the independent auditors’ audit plan—including scope, staffing, locations, reliance upon management, the general audit approach, the findings and recommendations of the independent auditors, and management’s response and implementation of such recommendations.

15.	Review with the independent auditors any audit problems or difficulties the independent auditors encountered in the course of the audit work and management’s response, and consider the independent auditors judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Legal Compliance

16.	As appropriate, review with the Company’s counsel (if so requested by the Committee), any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

17.	Investigate any assertions of improper influence on the independent auditors by any officers or directors of the Company or any person acting under their direction.

18.	Investigate and address reports of evidence of a material violation of securities laws or breaches of fiduciary duties, which have been referred to the Committee for its assessment.

Code of Conduct

19.	Develop and oversee compliance with the Company’s Code of Conduct and Ethics (the “Code of Conduct”) including corporate opportunities and conflicts policies.

20.	On an annual basis, review and assess the adequacy of the Company’s Code of Conduct and recommend changes to the Board as necessary.

21.	Review requests from directors and executive officers of the Company for waivers from the Company’s Code of Conduct, make recommendations to the Board with respect to such requests and review any required disclosures relating to such waivers.

22.	Ensure that the directors voting on an issue are informed, disinterested and independent with respect to the applicable issue.

23.	Determine whether the transaction or course of dealing may be continued, including through an express approval or disapproval and any other course of action, where the Committee determines that a conflict of interest or corporate opportunity exists.

Complaints Procedures

24.	The Committee shall establish appropriate procedures, and shall evaluate the effectiveness of such procedures, for the receipt, retention, and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters of the Company.

25.	The Committee shall also establish procedures to ensure that submissions by Company employees relating to the Company’s alleged questionable accounting or auditing matters be treated confidentially and anonymously.

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Other Audit Committee Responsibilities

26.	Review, or oversee the review of, internal audit functions that are designed to provide management and the Committee with assessments of the Company’s risk management processes and internal control systems.

27.	Discuss with management guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and management’s actions to monitor and control such exposures.

28.	Perform any other activities consistent with this Charter, the Company’s bye-laws and governing law, as the Committee or the Board deems necessary or appropriate.

29.	Maintain minutes of meetings and regularly report to the Board on significant results of the foregoing activities.

30.	Review and oversee internal procedures developed by management with respect to disclosure controls and procedures used to collect, process and disclose in a timely manner information required in the Company’s periodic and current reports.

31.	If the internal audit function is outsourced to a third party, review and approve the appointment of such third party service provider, and consider and determine any proposal by management to terminate the Company’s contract with such third party service provider.

32.	Keep current with new accounting and reporting standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”), the Financial Accounting Standards Board (the “FASB”), the SEC and other relevant accounting standard setting bodies.

33.	Evaluate the performance of the Committee on an annual basis including an evaluation of its compliance with this charter. The Committee shall report to the Board on its self-evaluation and recommend to the Board any necessary changes to this charter.

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Annex B

Montpelier Long-Term Incentive Plan

1. PURPOSE

The purpose of the Montpelier Long-Term Incentive Plan (the “Plan”) is to advance the interests of Montpelier Re Holdings, Ltd. (the “Company”) and its Members by providing to certain of the key employees, non-employee directors and consultants of the Company and its subsidiaries long-term incentive awards relating to the common shares of the Company having a par value of  1/6 cents per share (“Shares”). The Plan shall become effective as of January 1, 2005 (the “Effective Date”).

2. ADMINISTRATION

The Plan shall be administered by the Compensation and Nominating Committee (the “Committee”), or such other Committee having responsibility for executive compensation by whatever name, of the Board of Directors (the “Board”) of the Company. No member of the Committee shall be an employee of the Company or a subsidiary of the Company or shall have been eligible within one year prior to his or her appointment to receive awards under the Plan (“Awards”). Each member shall meet the appropriate independence requirements of the SEC, NYSE or other share exchange as appropriate, BSX, and the BMA, and any other body with enforceable jurisdiction.

The Committee shall have exclusive authority to select the individuals to be granted Awards, to determine the type, size and terms of the Awards and to prescribe the form of the instruments embodying Awards. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

3. ELIGIBILITY AND PARTICIPATION

(a) Eligibility. Only those key employees, non-employee directors, and consultants of the Company or a subsidiary thereof who are selected by the Committee (“Participants”) shall be eligible to receive Awards.

(b) Participating Subsidiaries. If a subsidiary of the Company wishes to participate in the Plan, and its participation shall have been approved by the Board, the Board of Directors of the subsidiary shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the subsidiary in the Plan.

A subsidiary may cease to participate in the Plan at any time by action of the Board or by action of the Board of Directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the subsidiary’s Board of Directors taking such action. Termination of participation in the Plan shall not relieve a subsidiary of any obligations theretofore incurred by it under the Plan.

4. AWARDS

(a) Type of Awards. Awards under the Plan may consist of the following: (i) “Share Appreciation Rights,” (ii) “Restricted Share Units” and/or (iii) “Performance Shares.” A Share Appreciation Right (“SAR”) entitles the

Participant to receive upon exercise of the Award a payment equal to the product of (x) the difference between the fair market value of a Share on the date of grant and the fair market value of a Share on the date of exercise times (y) the number of Shares with respect to which the SAR is exercised. Restricted Share Units (“RSUs”) and Performance Shares entitle the Participant to receive upon vesting of the Award a payment equal to the fair market value of a Share on the valuation date determined by the Committee in its sole discretion following the vesting date of such Award (the “Valuation Date”), times the number of RSUs or Performance Shares that vested. At the discretion of the Committee, the payment of SARs upon exercise or of RSUs and Performance Shares upon vesting may be in cash, in Shares of equivalent value or in some combination thereof.

(b) Maximum Number of Shares Subject to Awards. Subject to adjustment as provided in paragraph 11 herein, the maximum number of Shares that may be issued under the Plan shall be 4,000,000. The maximum number of Shares with respect to which Awards granted under the Plan in any calendar year shall relate shall be 800,000 (the “Annual Limit”). If, pursuant to the terms of an Award, the number of Shares with respect to which the Award relates may be increased upon the attainment of certain performance objectives or upon the occurrence of such other event(s) as may be specified by the Committee in an Award Agreement, the maximum number of Shares with respect to which such Award potentially may relate shall count against the Annual Limit.

(c) Rights With Respect to Shares. The Committee may, but shall in no event be required to, provide dividend equivalent rights with respect to Awards, subject to such limitations and conditions as the Committee may establish. Otherwise, a Participant to whom Awards are granted (and any person succeeding to such Participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares to which such Awards relate unless and until a Share certificate is issued to the Participant upon exercise or vesting of an Award.

5. SHARE APPRECIATION RIGHTS

(a) Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

(b) Each SAR grant shall be evidenced by an Award agreement or notice (the “Award Agreement”) that shall specify the number of Shares to which the SAR relates, the term of the SAR, the vesting conditions, and such other provisions as the Committee shall determine.

(c) SARs shall be exercisable only if and to the extent they have vested. The vesting of a SAR may be conditioned upon continued employment or service, as the case may be, of a Participant, satisfaction of performance goals, or such other conditions as the Committee may, in its sole discretion, determine.

(d) Upon exercise of a SAR, a Participant shall be entitled to receive a payment from the Company in an amount determined by multiplying (i) the excess of the fair market value of a Share on the date of exercise over the fair market value of a Share on the date the SAR was granted (the “Grant Price”), times (ii) the number of Shares with respect to which the SAR is exercised. The fair market value of a Share for this purpose shall be the 5-day average of the daily closing prices of the Shares on the New York Stock Exchange or such other principal securities exchange on which the Shares are traded, as reported in The Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the relevant date or, if there is no such trading on the relevant date, then on the last previous day on which the Shares were traded. At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, in Shares of equivalent value or in some combination thereof.

(e) Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a non-employee director or consultant, service with the Company or any of its subsidiaries. Such provisions shall be determined

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in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs awarded under the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

(f) Except as otherwise provided in a Participant’s Award Agreement, SARs shall not be transferable by Participants otherwise than by will or the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.

6. RESTRICTED SHARE UNITS

(a) Subject to the terms and provisions of the Plan, RSUs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

(b) Each grant of RSUs shall be evidenced by an Award Agreement that shall specify the number of Shares to which the Award relates, the period of restriction, the vesting conditions, and such other provisions as the Committee shall determine.

(c) Subject to the terms and provisions of the Plan, the Committee shall impose such vesting conditions on any RSUs as it may deem advisable and as are set forth in the Award Agreement including, without limitation, vesting conditions based upon continued employment with or service as a non-employee director or consultant of the Company or a subsidiary.

(d) Subject to the terms of the Plan and the Participant’s Award Agreement, upon successful completion of any applicable vesting conditions, the holder of RSUs shall be entitled to receive a payment equal to the fair market value of a Share on the Valuation Date (as defined in Section 4(a)) times the number of RSUs that vested. The fair market value of a Share for this purpose shall be the 5-day average of the daily closing prices of the Shares on the New York Stock Exchange or such other principal securities exchange on which the Shares are traded, as reported in The Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the Valuation Date or, if there is no such trading on the Valuation Date, then on the last previous day on which the Shares were traded. At the discretion of the Committee, the payment upon vesting of RSUs may be in cash, in Shares of equivalent value or in some combination thereof.

(e) Each Award Agreement shall set forth the extent to which the Participant shall or shall not have the right to receive a payment with respect to his or her RSUs following termination of the Participant’s employment or, if the Participant is a non-employee director or consultant, service with the Company or any one of its subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all RSUs granted under the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

(f) Except as otherwise provided in a Participant’s Award Agreement, RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

7. PERFORMANCE SHARES

(a) Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

(b) Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the number of Shares to which the Award relates, the applicable performance objectives upon which vesting is conditioned, and such other provisions as the Committee shall determine.

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(c) Subject to the terms and provisions of the Plan, the Committee shall impose such vesting conditions on any Performance Shares as it may deem advisable and as are set forth in the Award Agreement including, without limitation, vesting conditions based upon achievement of performance goals (Company-wide, business unit, individual or other) and continued employment with or service as a non-employee director or consultant of the Company or a subsidiary.

(d) The award period (the “Award Period”) in respect of any Award of Performance Shares shall be such period as the Committee shall determine. Unless otherwise determined by the Committee, all Award Periods shall commence as of the beginning of the fiscal year of the Company in which such Award is made. An Award Period may contain a number of performance periods, each of which shall commence on or after the first day of the Award Period and shall end no later than the last day of the Award Period. At the time each Award is made, the Committee shall establish performance objectives to be attained within the performance periods as the means of determining the number or percentage of Performance Shares earned. The performance objectives shall be selected by the Committee in its sole discretion and specified in the Participant’s Award Agreement. The performance objectives may relate to the Company, one or more of its subsidiaries, or one or more of its divisions, units, partnerships, joint ventures or minority investments, product lines or products and any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. Performance objectives may also be calculated without regard to extraordinary items.

(e) Subject to the terms of the Plan and the Participant’s Award Agreement, upon successful completion of any applicable vesting conditions, the holder of Performance Shares shall be entitled to receive a payment equal to the fair market value of a Share on the Valuation Date (as defined in Section 4(a)) times the number of Performance Shares that vested. The fair market value of a Share for this purpose shall be the 5-day average of the daily closing prices of the Shares on the New York Stock Exchange or such other principal securities exchange on which the Shares are traded, as reported in The Wall Street Journal, for the 5 consecutive trading days previous to and including as the last day the Valuation Date or, if there is no such trading on the Valuation Date, then on the last previous day on which the Shares were traded. At the discretion of the Committee, the payment upon vesting of Performance Shares may be in cash, in Shares of equivalent value or in some combination thereof.

(f) Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive payment of Performance Shares following termination of the Participant’s employment or, if the Participant is a non-employee director or consultant, service with the Company or any one of its subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Performance Shares awarded under the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

(g) Except as otherwise provided in a Participant’s Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

8. TERMINATION WITHOUT CAUSE

For purposes of this Plan, “Termination Without Cause” shall mean a termination of the Participant’s employment with the Company and any subsidiary of the Company other than for death, disability or for Cause. “Cause” shall mean (a) willful gross negligence or willful gross misconduct by the Participant in connection with his or her employment with the Company or one of its subsidiaries which causes, or is likely to cause, material loss or damage to the Company or (b) conviction of an offense (other than a road traffic offense or other non-material offense not subject to a custodial sentence). Notwithstanding anything herein to the contrary, if the Participant’s employment with the Company or one of its subsidiaries shall terminate due to a Change in Control, as described in subparagraph 10(b)(iii), where the Participant is employed by the purchaser, as described in such

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subparagraph, and such purchaser formally assumes the Company’s obligations under this Plan or places the Participant in a similar or like plan with no diminution of the value of the awards outstanding at the time of the Change in Control, such termination shall not be deemed to be a “Termination Without Cause.”

A Participant shall be deemed to be disabled if the Participant is unable to perform in all material respects his or her duties and responsibilities to the Company, or any subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (a) for a period of six consecutive months or (b) such shorter period as the Committee may determine in good faith. The disability determination shall be in the sole discretion of the Committee and a Participant (or his or her representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity, which is reasonably satisfactory to the Committee.

9. CONSTRUCTIVE TERMINATION

“Constructive Termination” shall mean a termination of a Participant’s employment with the Company or a subsidiary at the initiative of the Participant that the Participant declares by prior written notice delivered to the Secretary of the Company to be a Constructive Termination by the Company or subsidiary and which follows (a) a material decrease in his or her salary or bonus opportunity or (b) a material diminution in the authority, duties or responsibilities of his or her position with the result that the Participant makes a determination in good faith that he or she cannot continue to carry out his or her job in substantially the same manner as it was intended to be carried out immediately before such diminution. Notwithstanding anything herein to the contrary, Constructive Termination shall not occur within the meaning of this paragraph 9 unless, within 120 days of the event constituting Constructive Termination, the Participant has given to the Company or subsidiary, as the case may be, a notice of intent to terminate employment due to a Constructive Termination and the Company or subsidiary, as the case may be, has been given an opportunity (and has failed) over a 30 day period to cure the circumstances constituting Constructive Termination.

10. CHANGE IN CONTROL

(a) If within 24 months following the occurrence of a Change in Control (as defined in subparagraph (b)) there is a Termination Without Cause (as defined in paragraph 8) or a Constructive Termination (as defined in paragraph 9) of the employment of a participant, then, except as otherwise specifically provided in a Participant’s Award Agreement, and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or securities exchanges:

(i) any and all SARs granted hereunder shall become immediately exercisable;

(ii) any period(s) of restriction imposed on RSUs shall lapse; and

(iii) the target performance goals or payout opportunities attainable under all outstanding Awards of Performance Shares shall be deemed to have been fully attained for all then open performance periods.

(b) For purposes of this Plan, a “Change in Control” within the meaning of subparagraph 10(a) shall occur if:

(i)

any “person” or “group” (within the meaning of Sections 12(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company or one of its subsidiaries, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of thirty-five percent (35%) or more of the Company’s then outstanding Shares; provided, however, that if all or substantially all of the individuals and entities who were the “beneficial owners” of the Company’s outstanding Shares immediately prior to such acquisition beneficially own, directly or indirectly, more than fifty percent (50%) of the outstanding Shares of the “person” or “group” that acquired the Company’s Shares (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Successor Entity’s acquisition of the Company’s then outstanding Shares,

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such acquisition shall not constitute a Change in Control; provided, further, that for purposes of this subparagraph 10(b)(i), the following acquisitions (or changes in beneficial ownership resulting from the following acquisitions) shall not constitute a Change in Control: (A) any acquisition by the Company or (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(ii)	the Continuing Directors, as defined in subparagraph 10(c), cease for any reason to constitute a majority of the Board; or

(iii)	the business of the Company for which the Participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including the sale or disposition of shares of a subsidiary of the Company);

provided, however, that the Board shall have the discretion to determine in good faith prior to the occurrence of an event described in subparagraph (b)(i), (b)(ii) or (b)(iii) that such an event shall not result in a Change in Control. The Board’s decision in this regard shall be final and binding on all parties, including, without limitation, the Company, the Participants and their beneficiaries.

(c) For the purposes of this Plan, “Continuing Director” shall mean a member of the Board (i) who is not an employee of the Company or its subsidiaries or a holder of, or an employee or an affiliate of an entity or group that holds, thirty-five percent (35%) or more of the Company’s Shares and (ii) who either was a member of the Board on January 1, 2002, or who subsequently became a director of the Company and whose election, or nomination for election, by the Company’s shareholders was approved by a vote of a majority of the Continuing Directors then on the Board (which term, for purposes of this definition, shall mean the whole Board and not any committee thereof). Any action, approval of which shall require the approval of a majority of the Continuing Directors, may be authorized by one Continuing Director, if he or she is the only Continuing Director on the Board, but no such action may be taken if there are not Continuing Directors on the Board.

11. DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding Shares of the Company by reason of any Share split, Share dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of Shares or other similar event, and if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment to the maximum number of Awards or Shares that may be granted hereunder, the number of Shares to which outstanding Awards of SARs, RSUs, and Performance Shares relate, the Grant Price per Share under any outstanding SAR, or any performance goal, then such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

12. DEFERRAL OF AWARDS

Subject to the terms and conditions of the Montpelier Re Holdings Ltd. Voluntary Deferred Compensation Plan (including, without limitation, eligibility restrictions and the timely filing of deferral elections) and such other restrictions and conditions as the Committee may prescribe, a Participant may elect to defer receipt of payment that otherwise would be made under an Award.

13. DISPUTE RESOLUTION

(a) If a dispute arises out of or relates to this Plan or a Participant’s Award Agreement or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, before resorting to binding arbitration as provided for in subparagraph 13(b).

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(b) If a dispute arising out of or relating to this Plan or a Participant’s Award Agreement cannot be settled amicably by the parties through negotiation or mediation, such dispute shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules, by a single independent arbitrator. If the parties are unable to agree on the selection of an arbitrator, then either the Participant or the Company may petition the American Arbitration Association for the appointment of the arbitrator, which appointment shall be made within ten (10) days of the petition therefor. Either party to the dispute may institute such arbitration proceeding by giving written notice to the other party. A hearing shall be held by the arbitrator in New York or Bermuda, as agreed by the parties (or, failing such agreement, in Bermuda), within thirty (30) days of his or her appointment. The decision of the arbitrator shall be final and binding upon the parties and shall be rendered pursuant to a written decision that contains a detailed recital of the arbitrator’s reasoning. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

14. DESIGNATION OF BENEFICIARY BY PARTICIPANT

A Participant may name a beneficiary to receive any payment to which he or she may be entitled in respect of Awards under the Plan in the event of his or her death on a form to be provided by the Committee. A Participant may change his or her beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a Participant’s executors or administrators, the term “beneficiary” as used in the Plan shall include such person or persons.

15. APPLICATION OF SECURITIES LAWS

If applicable, the issuance or delivery of Shares pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Act, and the rules and regulations promulgated thereunder), any securities exchange upon which the Shares may be listed and any other law or regulation applicable thereto. The Company shall not be obligated to issue or deliver any Shares pursuant to the Plan if such issuance or delivery would, in the opinion of the Committee, violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation, although the Company may elect to do so.

16. BERMUDA GOVERNMENT REGULATIONS

The Company shall not issue any Shares hereunder unless and until all licenses, permissions and authorizations required to be granted by the Government of Bermuda, or by any authority or agency thereof, shall have been duly received.

17. MISCELLANEOUS PROVISIONS

(a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the service or employ of the Company or any subsidiary. In the event of a Participant’s termination of employment or service with the Company or a subsidiary, the Participant shall not be entitled by way of compensation for breach of his or her employment agreement to any remuneration for his or her loss of rights under the Plan.

(b) Except as otherwise specifically provided in a Participant’s Award Agreement, a Participant’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability or such Participant.

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(c) The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to make a payment upon exercise of a SAR, vesting of RSUs or Performance Shares, or other event in connection with which a tax withholding obligation arises, that the Participant (or any beneficiary or person entitled to payment hereunder) pay to the Company (either in cash or, if the Committee shall permit, in Shares having a fair market value at such time equal to the minimum amount required to be withheld), upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to make a payment to such Participant.

(d) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee, non-employee director or consultant in the service of a subsidiary and if such Award results in payment of cash to the Participant, such subsidiary shall pay to the Company an amount equal to such cash payment.

(e) The Plan, and all obligations of the Company under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

(g) By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

18. AMENDMENT

The Plan may be amended at any time and from time to time by the Board, but no amendment that is required to be approved by the shareholders of the Company by law, rule, or regulation, including stock exchange listing rules, shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Participant with respect to any Award previously granted without such Participant’s written consent.

19. TERMINATION

This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)	the adoption of a resolution of the Board terminating the Plan; or

(b)	five years after the Effective Date hereof.

No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his or her consent, under any Award previously granted under the Plan.

20. GOVERNING LAW

The Plan shall be governed by and construed in accordance with the laws of Bermuda, without regard to conflicts of laws principles.

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MONTPELIER RE HOLDINGS, LTD.

[1977 - MONTPELIER RE HOLDINGS LTD.] [FILE NAME: ZMRH31.ELX] [VERSION - (6)] [04/02/04] [orig. 03/15/04]

ZMRH31

1977

X Please mark votes as in this example.

1. Election of Class B Directors (see reverse) — FOR ☐ WITHHELD ☐

For, except vote withheld from the following nominee(s):

____

2. Appointment of designated Company Directors (see reverse) — FOR ☐ WITHHELD ☐

For, except vote withheld from the following nominee(s):

____

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: ____________________ Date: ________ Signature: ____________________ Date: ________

MONTPELIER RE HOLDINGS, LTD.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

[1977 -MONTPELIER RE HOLDINGS LTD.] [FILE NAME: ZMRH31.EMl [VERSION—(S)] [04/02104] [orig. 03/15/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

The Board of Directors recommends a vote “FOR” tho proposals listed below.

WITHHELD 1 Election of Class Bn-. r—3

Directors (see reverse) For, ex=@ vole wlthheld from the fdlowing nommee(s) 7MRH31 L 1977 FOR WITHOUT

2. Appointment of designated, Company Director (see reverse)

For. example vole withheld from lhe following nominee(s): FOR AGAINST ABSTAIN

3. To approve the adoption of the Montpelier Long Term incentive Plan, which would go into effect on January 1,2005. Hamilton, Bermuda as the Company’s independent auditor for 2004 and to authorize the Company’s Board, acting by the Company’s Audit Commmee, to set thelr remuneration. General Meeting or any adjournments thereof.

I            , 4. To appoint PricewaterhouseCoopers of

5. To consider such other business as may property come before the Annual The slgner hereby revokes all proxles heretofore gken by the signer to vote at sald meetlng or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full We as such. Signature: Date: Signature: Date:

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To our Shareholders:

The Annual General Meeting of Shareholders of Montpelier Re Holdings Ltd. (the “Company”) will be held at the offices of the Company, Crown House, 4 Par-La-Ville Road, Hamilton, Bermuda on May 20, 2004, at 12:OO p.m. Atlantic Daylight Time for the following purposes:

1 To elect four Class B directors to the Company’s Board of Directors (the “Board”) for terms expiring in 2007

2 To elect the designated company directors in respect of Montpelier Reinsurance Ltd., a wholly owned reinsurance company organized under the laws of Bermuda.

To approve the adoption of the Montpelier Long Term Incentive Plan, which would go into effect on January 1, 2005

To appoint PricewaterhouseCoopers of Hamilton, Bermuda as the Company’s independent auditor for 2004 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof

The Company’s audited financial statements for the year ended December 31, 2003, as approved by the Company’s Board of Directors, will be presented at this Annual General Meeting. The close of business on March 31, 2004 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual General Meeting, a complete list of shareholders entitled to vote at the Annual General Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Mintflower Place, 8 Par-La-Ville Road, Hamilton HM08, Bermuda.

(1977—MONTPELIER RE HOLDINGS LTD.] [FILE NAME: ZMRH32.EUI VERSION—(S)] [04/02/04] [orig. 03/15/04]

DETACH HERE ZMRH3i

MONTPELIER RE HOLDINGS LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20,2004

The undersigned appoints Thomas Busher or failing him any other officer of Montpelier Re Holdings Ltd. as proxy, to vote on behalf 01 the undersigned, all Common Shares of the undersigned at the Annual General Meeting of Shareholders to be held May 20, 2004. and at any adjournment thereof. upon the subjects described in the letter furnished herewith, subject to any directions indicated below. To elect the following nominees as Class B Directors to the Company’s Board of Directors for terms expiring In 2007: (01) G. Thomas Hutton, (02) Kamil M. Salarne, (03) Raymond M. Salter and (04) John F. Shettle, Jr. To elect the following nominees as designated company directors in respect of Montpelier Reinsurance Ltd., a wholly owned reinsurance company organized under the laws of Bermuda:

(01) Anthony Taylor, (02) Thomas George Story Busher and (03) C. Russell Fletcher, Ill

To approve the adoption of the Montpelier Long Term Incentive Plan, which would go into effect on January 1,2005;

To appoint Pricewaterhousecoopers of Hamilton, Bermuda as the Company’s independent auditor for 2004 and to authorize the Company’s Board of Directors, acting by the Company’s Audit Committee, to set their remuneration.

Your vote is important! Please complete, date, sign and return this form to Montpelier Re Holdings Ltd., d o EquiSewe Trust Company, Post Office Box 8694, Edison. New Jersey 08818-8694, in the accompanying envelope, which does not require postage if mailed in the United States. Thls proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will be voted FOR each proposal listed on the reverse side and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual General Meeting.

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